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                                    EXHIBIT A

     Pursuant to Rule 13-d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, the undersigned agrees that the statement to which this Exhibit is attached is filed on behalf of each of the Reporting Persons in the capacity set forth below.

Dated:  October 9, 2001

/s/ Phillip Gordon
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Phillip Gordon

Attorney-in-Fact for:

PCMC INTERMEDIATE HOLDINGS, L.P. (1)
PC ADVISORY PARTNERS I, L.P. (2)
PC ADVISORY CORP. I (3)
JOHN H. SCULLY (4)
WILLIAM E. OBERNDORF (5)
WILLIAM J. PATTERSON (6)

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                (1)               A Power of Attorney authorizing Phillip Gordon to act on behalf of PCMC
                                  Intermediate Holdings, L.P. was filed with the Securities and Exchange
                                  Commission as Exhibit B-1 to the Schedule 13D amendment filed on September
                                  13, 2001.

                (2)               A Power of Attorney authorizing Phillip Gordon to act on behalf of PC
                                  Advisory Partners I, L.P. was filed with the Securities and Exchange
                                  Commission as Exhibit B-2 to the Schedule 13D amendment filed on September
                                  13, 2001.

                (3)               A Power of Attorney authorizing Phillip Gordon to act on behalf of PC
                                  Advisory Corp. I was filed with the Securities and Exchange Commission as
                                  Exhibit B-3 to the Schedule 13D amendment filed on September 13, 2001.

                (4)               A Power of Attorney authorizing Phillip Gordon to act on behalf of John H.
                                  Scully was filed with the Securities and Exchange Commission in connection with a Schedule 13D filed on September 18, 1992.

                (5)               A Power of Attorney authorizing Phillip Gordon to act on behalf of William
                                  E. Oberndorf was filed with the Securities and Exchange Commission in connection with a Schedule 13D filed on September 18, 1992.

                (6)               A Power of Attorney authorizing Phillip Gordon to act on behalf of William
                                  J. Patterson was filed with the Securities and Exchange Commission in connection with a Schedule 13D filed on September 18, 1992.
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